UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 17, 2017 (April 17, 2017)

Date of Report (Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 17, 2017, Synovus Bank (“Synovus”), a Georgia state member bank and a wholly-owned subsidiary of Synovus Financial Corp., entered into (1) a Framework Agreement with Cabela’s Incorporated, a Delaware corporation (“Cabela’s”), World’s Foremost Bank, a Nebraska banking corporation (“WFB”), Capital One Bank (USA), National Association (“Capital One”) and Capital One, National Association, a national banking association (“CONA”), (2) an Asset and Deposit Purchase Agreement, dated as of April 17, 2017 (the “Synovus Asset Purchase Agreement”), with Cabela’s and WFB, and (3) an Asset Purchase Agreement, dated as of April 17, 2017 (the “Capital One Asset Purchase Agreement” and, together with the Synovus Asset Purchase Agreement, the “Asset Purchase Agreements”), with Capital One (the Framework Agreement together with the Asset Purchase Agreements and the schedules to the Framework Agreement, the “Agreements”).

The Agreements amend and restate the Sale and Purchase Agreement, dated as of October 3, 2016, by and among Cabela’s, WFB and CONA, such that Synovus accedes as a party thereto and Capital One is novated for CONA as a party thereto.

Transaction Structure

Pursuant to the Agreements and an Asset Purchase Agreement entered into among Cabela’s, WFB and Capital One on April 17, 2017, by way of three transactions, (1) Synovus has agreed to acquire certain credit card assets and assume certain deposit and related liabilities of WFB, which collectively constitute substantially all of the business of WFB, (2) Capital One has agreed to acquire certain other assets and assume certain other liabilities of WFB, and (3) immediately following the transaction referred to in the foregoing clause (1), Synovus has agreed to assign to Capital One, and Capital One has agreed to acquire and assume, certain of such assets and liabilities acquired and assumed by Synovus from WFB, such that Synovus retains all deposits of WFB and certain other assets and liabilities relating to deposits of WFB and Capital One acquires the assets and liabilities relating to the Cabela’s CLUB co-branded credit card accounts and equity interests in certain securitization funding vehicles. The foregoing transactions are referred to collectively as the “Transactions.”

As of April 17, 2017, the deposit liabilities of WFB consisted of approximately $1.2 billion of brokered certificates of deposit.

If the Transaction between Synovus and Capital One referred to in clause (3) above does not occur immediately after the other two Transactions, then the other two Transactions will be rescinded, including repayment of any cash amounts paid and return of any assets and liabilities transferred, such that Cabela’s, WFB, Capital One and Synovus will be in the same position as if the other two Transactions had never occurred.

Consideration

Pursuant to the Agreements, the purchase price payable by Synovus to WFB will equal the net book value of the assets and liabilities of WFB acquired and assumed by Synovus from WFB less $70 million. The purchase price payable by Capital One to Synovus will equal the net book value of the credit card assets and related liabilities acquired and assumed by Capital One from Synovus plus $5 million, subject to certain adjustments.

Closing Conditions

The consummation of the Transactions is subject to the satisfaction or waiver of customary closing conditions, including (i) the filing of required notices and obtaining required consents from applicable regulators and rating agencies; (ii) the absence of any order prohibiting or making illegal the Transactions; (iii) the continued effectiveness of the credit card program agreement between Cabela’s and Capital One; (iv) the satisfaction or waiver of the conditions to closing set forth in the Agreement and Plan of Merger, dated October 3, 2016, by and among Bass Pro Group, LLC, Prairie Merger Sub, Inc., and Cabela’s; (v) in the case of Capital One and Synovus, the absence of certain burdensome conditions on the receipt of the required approvals, including regulatory approvals; and (vi) receipt by Synovus and Capital One of notifications that Capital One and Synovus, respectively, are ready, willing and able to consummate the Transaction between Synovus and Capital One immediately after the other Transactions.

The consummation of the Transaction between Synovus and Capital One is subject to the satisfaction or waiver of the following conditions: (i) the other Transactions shall have occurred, and (ii) the absence of any order prohibiting or making illegal the Transactions.

On April 19, 2017, Synovus will submit an application to the Board of Governors of the Federal Reserve System to obtain certain approvals required to consummate the Transactions by Section 18(c) of the Federal Deposit Insurance Act.

Termination; Termination Fees

The Framework Agreement provides for termination rights for each of the parties under prescribed circumstances, including by Synovus, Capital One or Cabela’s if the Transactions have not been consummated on or prior to October 3, 2017. Upon the termination of the Agreements for any reason other than certain defined defaults by Synovus, Capital One would be obligated to pay a termination fee of up to $10,000,000 to Synovus.

Indemnification

The Framework Agreement obligates each of Cabela’s and Capital One to indemnify each other for losses arising from or relating to any of the following: a breach by such party of its representations and warranties; the failure by such party to perform any of its covenants under the Framework Agreement and certain ancillary agreements; the assets and liabilities that such party ultimately is retaining (in the case of Cabela’s) and assuming (in the case of Capital One); and certain taxes for which such party has agreed to be responsible.

The Framework Agreement generally obligates Cabela’s to indemnify Synovus for losses arising from or relating to the assets and liabilities it is retaining and certain taxes for which Cabela’s has agreed to be responsible.

The Framework Agreement generally obligates Capital One to indemnify Synovus for losses arising from or relating to: a breach of Capital One’s or Cabela’s representations and warranties; the failure by Cabela’s or Capital One to perform any of its respective covenants under the Framework Agreement and certain ancillary agreements; the assets and liabilities that Capital One is acquiring and assuming, as appropriate; WFB’s credit card program, and certain taxes for which Capital One has agreed to be responsible. Further, the Framework Agreement generally obligates Capital One to indemnify Synovus for losses arising from or relating to the Agreement or the Transactions contemplated by the Agreements.

Synovus is generally obligated to indemnify Cabela’s and Capital One for any losses arising from or relating to: a breach of Synovus’s representations and warranties; the failure by Synovus to perform any of its covenants under the Framework Agreement; the assets and liabilities that Synovus ultimately assumes in the Transactions; and certain taxes for which Synovus has agreed to be responsible.

The representations and warranties of Cabela’s, WFB and Capital One survive the closing of the Transactions for a period of fifteen (15) months, subject to certain exceptions. The representations, warranties and covenants of Synovus survive the closing of the Transactions for a period of fifteen (15) months, subject to certain exceptions.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the entry into the Agreements is furnished as Exhibit 99.1 to this Current Report.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release attached to this Current Report as Exhibit 99.1 is incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Forward-Looking Statements

This report, and the documents incorporated herein by reference, contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding the impact of the foregoing transaction to earnings per share, capital ratios, and return on assets; our expectations on efficiency, liquidity, capital, business growth, balance sheet restructuring, extinguishment of debt, facilities consolidation, and capital distribution; our expectations regarding the closing of the foregoing transaction and the benefits of the proposed transaction; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Synovus’ ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risk that the closing conditions to the proposed transaction may not be satisfied, the length of time necessary to consummate the proposed transaction, the risk that the benefits from the proposed transaction may not be fully realized or may take longer than expected to be realized, business disruption following the proposed transaction, the diversion of management’s attention as a result of the proposed transaction and the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016 under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Framework Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank, Synovus Bank, Capital One Bank (USA), National Association and, solely for purposes of the recitals thereto and Section 5.18, Section 8.2 and Article IX thereof, Capital One, National Association.*

2.2	Asset and Deposit Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Synovus Bank.

2.3	Asset Purchase Agreement, dated as of April 17, 2017, by and between Capital One Bank (USA), National Association and Synovus Bank.

99.1	Press Release, dated April 17, 2017

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.

By:	/s/ Allan E. Kamensky
	Name:	Allan E. Kamensky
	Title:	Executive Vice President, General Counsel and Secretary

Dated: April 17, 2017

Exhibit No.	Description of Exhibit

2.1	Framework Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank, Synovus Bank, Capital One Bank (USA), National Association and, solely for purposes of the recitals thereto and Section 5.18, Section 8.2 and Article IX thereof, Capital One, National Association.*

2.2	Asset and Deposit Purchase Agreement, dated as of April 17, 2017, by and among Cabela’s Incorporated, World’s Foremost Bank and Synovus Bank.

2.3	Asset Purchase Agreement, dated as of April 17, 2017, by and between Capital One Bank (USA), National Association and Synovus Bank.

99.1	Press Release, dated April 17, 2017

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.